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                                                                  EXHIBIT 4.1.10

                          TENTH SUPPLEMENTAL INDENTURE

         Tenth Supplemental Indenture (this "Tenth Supplemental Indenture"), dated as of December 7, 1999 among FleetPride West, Inc. (the "Guarantor"), the Company (as defined in the Indenture referred to herein), any other Guarantors (as defined in the Indenture referred to herein) party to the Indenture referred to herein and U.S. Trust Company, National Association, as trustee under the indenture referred to below (the "Trustee").

                               W I T N E S S E T H

         WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of July 31, 1998, as supplemented by the First Supplemental Indenture dated September 30, 1998; the Second Supplemental Indenture dated December 21, 1998; the Third Supplemental Indenture dated January 14, 1999; the Fourth Supplemental Indenture dated April 20, 1999; the Fifth Supplemental Indenture dated June 7, 1999; the Sixth Supplemental Indenture dated September 27, 1999; the Seventh Supplemental Indenture dated October 1, 1999, the Eighth Supplemental Indenture dated October 8, 1999; and the Ninth Supplemental Indenture dated December 6, 1999 (as supplemented, the "Indenture"), providing for the issuance of 12% Senior Subordinated Notes due 2005 (the "Notes");

         WHEREAS, the Indenture provides that under certain circumstances the Guarantors shall execute and deliver to the Trustee a supplemental indenture pursuant to which subsequent Guarantors shall unconditionally guarantee all of the Company's Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "Guarantee"); and

         WHEREAS, pursuant to Section 9.1 of the Indenture, the Trustee is authorized to execute and deliver this Tenth Supplemental Indenture;

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

         1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. Agreement to Guarantee. The Guarantor irrevocably and unconditionally guarantees the Guarantee Obligations, which include (i) the due and punctual payment of the principal of, premium, if any, and interest and Liquidated Damages, if any, on the Notes, whether at stated maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and premium, if any, and (to the extent permitted by law) interest on any interest and Liquidated Damages, if any, on the Notes, and the due and punctual performance of all other obligations of the Company, to the Holders or the Trustee all in accordance with the terms set forth in Article XI of the Indenture, and (ii) in case of any extension of time of payment or renewal of any Notes or any such other obligations, that the


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same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

         The obligations of the Guarantor to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article XI of the Indenture and reference is hereby made to such Indenture for the precise terms of this Guarantee.

         No stockholder, employee, officer, director or incorporator, as such, past, present or future of the Guarantor shall have any liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator.

         This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon the Guarantor and its successors and assigns until full and final payment of all of the Company's obligations under the Notes and Indenture or until released in accordance with the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders, and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Guarantee of payment and not of collectibility.

         The Obligations of the Guarantor under its Guarantee shall be limited to the extent necessary to insure that it does not constitute a fraudulent conveyance under applicable law.

         THE TERMS OF ARTICLE XI OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

         3. THIS TENTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

         4. Counterparts. The parties may sign any number of copies of this Tenth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         5. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.


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         IN WITNESS WHEREOF, the parties hereto have caused this Tenth
Supplemental Indenture to be duly executed and attested, all as of the date first above written.

                                   FLEETPRIDE, INC., an Alabama corporation


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President


                                   CITY TRUCK AND TRAILER PARTS OF ALABAMA,
                                      INC., an Alabama corporation


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: Vice President


                                   CITY TRUCK AND TRAILER PARTS OF ALABAMA,
                                      L.L.C., an Alabama limited liability
                                      company

                                   FLEETPRIDE, INC., as sole member


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President


                                   CITY TRUCK AND TRAILER PARTS OF TENNESSEE,
                                      INC., a Tennessee corporation


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: Vice President


                                   CITY FRICTION, INC., an Alabama corporation


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: Vice President



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                                   TRUCK & TRAILER PARTS, INC., a Georgia
                                      corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President


                                   FLEETPRIDE CORPORATION, a Delaware
                                      corporation as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President


                                   TRUCKPARTS, INC., a Connecticut corporation,
                                      as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: Chief Executive Officer


                                   ASSOCIATED BRAKE SUPPLY, INC., a California
                                      corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: Vice President


                                   ASSOCIATED TRUCK CENTER, INC., a California
                                      corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: Vice President





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                                   ASSOCIATED TRUCK PARTS OF NEVADA, INC., a
                                      Nevada corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: Vice President


                                   ONYX DISTRIBUTION, INC., a California
                                      corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: Vice President


                                   FREEWAY TRUCK PARTS OF WASHINGTON, INC., a
                                      Washington corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: Vice President


                                   TISCO, INC., a California corporation,
                                      as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: Vice President


                                   TISCO OF REDDING, INC., a California
                                      corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: Vice President



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                                   ACTIVE GEAR, L.L.C., a Washington limited
                                      liability company, as Guarantor

                                   FLEETPRIDE, INC., as sole member


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President


                                   SUPERIOR TRUCK & AUTO SUPPLY, INC.,
                                      a Massachusetts corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: Vice President


                                   QDSP HOLDINGS, INC., a Delaware corporation,
                                      as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President


                                   QUALITY DISTRIBUTION SERVICE PARTNERS,
                                   INC., a Delaware corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President



                                   AUTOMOTIVE SALES COMPANY, INC., a Delaware corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President





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                                   CB ACQUISITION SUB, INC., a Delaware
                                      corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President


                                   CITY SPRING WORKS, INC., a Delaware
                                   corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President


                                   FLEETPRIDE OF AGAWAM, INC., a Delaware
                                   corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President


                                   FOUR-T SALES & SERVICE, INC., a Nebraska corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President


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                                   HOLT INCORPORATED, a Delaware corporation, as
                                   Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President


                                   NEW ENGLAND TRUCK & AUTO SERVICE, INC., a
                                   Massachusetts corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President


                                   PARTS DISTRIBUTING COMPANY, LTD., a Texas limited partnership, as Guarantor

                                   PARTS MANAGEMENT COMPANY, as General Partner


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President


                                   PARTS HOLDINGS COMPANY, a Nevada corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President


                                   PARTS MANAGEMENT COMPANY, a Texas
                                   corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President





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                                   POWER EQUIPMENT INTERNATIONAL, INC., a Texas
                                   corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President



                                   POWER EXPORT DISTRIBUTING COMPANY, a Texas corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President



                                   SLM POWER GROUP, INC., a Delaware
                                   corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President



                                   SPECIALIZED SALES & SERVICE, INC., an Oregon corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President





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                                   TBS, INCORPORATED, an Arizona corporation, as
                                   Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President


                                   TRUCK CITY PARTS, INC., a Delaware
                                   corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President


                                   STATS REMANUFACTURING CENTER, INC., a
                                   Nebraska corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President


                                   UNIVERSAL JOINT SALES COMPANY, INC., a
                                   Delaware corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President


                                   WHEATLEY TRUCK PARTS, INC., a Delaware
                                   corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President



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                                   WHEELS AND BRAKES, INC., a Georgia
                                   corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President


                                   SPECRITE BRAKE COMPANY, a Georgia
                                      corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: President


                                   U.S. TRUST COMPANY, NATIONAL ASSOCIATION,
                                      as Trustee


                                   By: /s/ GARRETT P. SMITH
                                      -----------------------------------------
                                      Name:  GARRETT P. SMITH
                                      Title: Assistant Vice President


                                   FLEETPRIDE WEST, INC., a Delaware
                                      corporation, as Guarantor


                                   By: /s/ JOHN J. GREISCH
                                      -----------------------------------------
                                      Name:  John J. Greisch
                                      Title: Vice President